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                                                                Exhibit 23



                       Consent Of Independent Auditors

We consent to the incorporation by reference in ANTEC Corporation's Registration Statement (Form S-8) pertaining to the ESP Stock Plan of our report dated January 30, 1996, with respect to the consolidated financial statements of ANTEC Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.

                                        ERNST & YOUNG LLP

Chicago, Illinois
September 12, 1996